                                                                    Exhibit 99.1

Press Release                                Source:  RelationServe Media, Inc.

RELATIONSERVE MEDIA, INC. CLOSES SENDTEC CONSOLIDATION; COMBINED COMPANIES TO
CONTINUE UNDER SENDTEC NAME

EXTENSIVE MANAGEMENT CHANGES AS SENDTEC MANAGEMENT ASSUMES MANAGEMENT OF THE
COMBINED COMPANIES; MANAGEMENT TEAM CARRIES EXTENSIVE BACKGROUND IN THE INTERNET
MARKETING/ADVERTISING SPACE

FT. LAUDERDALE, Fla., Feb. 6 -- RelationServe Media, Inc. (OTC Bulletin Board:
RSVM - News) today announced the closing of the final stage of the SendTec consolidation, creating one of the leading Internet marketing/advertising companies in the country. As previously announced, on October 31, 2005
RelationServe and a group of institutional investors including Lehman Brothers entered into agreements for the consolidation of SendTec from TheGlobe.com, Inc.
in a transaction valued at $49 million and financed with $35 million of convertible debentures. The transaction included certain milestones to be met by
RelationServe prior to the consolidation of SendTec into RelationServe.

On February 3, 2006, RelationServe satisfied the requirements for consolidation and became the 100% owner of SendTec Acquisition Corp.

The combined businesses will operate under the SendTec name, and the company will seek to list its shares on the NASDAQ Small Cap market. The company will also file soon to change its trading symbol, but until it does, the company will continue to trade under the symbol RSVM.

The company also announced extensive senior management changes that will permit the SendTec management team to assume the reigns of the combined companies. Paul
Soltoff, CEO of SendTec, will join the Board of Directors of the parent company with existing director and Chairman of the Board Michael Brauser. All other directors and officers have resigned as contemplated.

Mr. Soltoff will become CEO of the combined companies. Mr. Soltoff is responsible for the company's overall strategic direction, as well as the development of innovative marketing methodologies to expand the core marketing and advertising services. He will be focused on achieving measurable short-term results along with sustainable direct marketing solutions to keep the company positioned as a leader in the industry.

As a combined company, SendTec provides a multi-channel integrated direct response solution for online and offline marketers to generate leads and drive scalable sales through a variety of technology-based proprietary ROI-Centric delivery systems. The combined company employees approximately 120 seasoned direct response professionals at its three offices located in NY City, NY, Ft
Lauderdale, FL and at its corporate headquarters in Tampa / St. Petersburg,
Florida.

Mr. Soltoff has over 25 years experience in all areas of direct marketing for both major advertising agencies and advertisers. An early pioneer in the
Internet advertising space, Paul Soltoff developed and implemented some of the first performance-based customer acquisition systems on the Internet. As a recognized expert in multi-channel integrated marketing he is continually moving the company forward and positioning it to be a best of breed marketing Services
Company.

Eric Obeck, President of SendTec, will become President of the combined companies. Mr. Obeck is responsible for leading SendTec's executive management team and providing guidance and oversight regarding the company's financial performance. Additionally, Mr. Obeck leads SendTec's online initiatives and is regularly involved with the company's key clients and partners.

Donald Gould, Jr., will become Chief Financial Officer of the combined companies. Mr. Gould's primary responsibility is the financial management of the company including oversight of all human resource, legal, and corporate governance aspects of SendTec.

Michael Brauser, Chairman of the combined companies stated, "We are pleased to announce the final step in consolidating our recent acquisition of SendTec. We expect great things from our stellar new management members who I am proud to join with in moving our business plan forward. SendTec's leadership in Internet media and advertising is well known, and with the added RelationServe services and resources, we expect to see a continuation of SendTec's market leadership position."

Paul Soltoff, CEO, stated "We have worked tirelessly towards our ultimate goal of integrating the companies, creating a collaborative foundation that yields innovative thinking and breakthrough advertising. Having achieved this goal, we expect to significantly enhance our leadership position by offering unique product and service offerings. With fragmenting media, consumer behavioral changes, and data paralysis, the integration of our combined services provides
SendTec with the capabilities of moving from a mass marketing strategy to targeting consumers on a one-to-one basis in multiple sales channels."

About SendTec -

SendTec is a full service direct marketing company specializing in Internet customer and lead acquisition and DRTV advertising. The company's strategy is to generate ROI-centric, scalable results for its clients. The company is technology enabled and 100% accountable to achieving objectives. SendTec's seasoned management team offers extensive multi-disciplinary skills in-house to help clients acquire, retain and build profitable, long-term relationships with their customers. SendTec provides comprehensive Internet Advertising and DRTV
Services including performance-based Internet media DRTV media buying. The company has a full suite of Internet and DR desktop media tracking systems including the only Patent-pending DRTV-to-Internet tracking system.
Additionally, SendTec offers proprietary SEM technology-based services that are unique in the industry.

SendTec also develops and executes client-tailored online and offline marketing programs and manages one of the industry's largest security- compliant email databases with over 175 million email addresses and a total postal database of 180 million records for direct marketing initiatives, and believes that it has the industry's largest accurate database for appending and enhancing customer database records with information on more than 85 million opt-in consumers. In addition, the company owns a collection of over 70 web-mining properties that generate over 10 million online registration page views per month for client lead generation.

For more information, visit: http://www.sendtec.com and
http://www.relationserve.com

          Media Contact:
          Glen Calder, TransMedia Group
          561-750-9800 X 216
          gcalder@transmediagroup.com

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risks and uncertainties. RelationServe's actual results could differ materially
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uncertainty of future financial results, additional financing requirements, development of new products, the effectiveness, profitability and marketability of such products, the ability to protect proprietary information, the impact of current, pending or future legislation and regulation on the electronic marketing industry, the impact of competitive products or pricing, technological changes, the effect of general economic and business conditions and other risks and uncertainties detailed in the Company's filings with the Securities and
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achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.